ARTISAN PARTNERS ASSET MANAGEMENT

Artisan Partners Asset Management

BUSINESS UPDATE AND FOURTH QUARTER 2015 EARNINGS PRESENTATION

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is Chairman and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a CFA charterholder. • 23 years of industry experience • 11 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 28 years of industry experience • 5 years at Artisan Partners

BUSINESS PHILOSOPHY & APPROACH

High Value Added Investment Firm	Talent Driven Business Model	Thoughtful Growth
Active Strategies	Designed for Investment Talent to Thrive	Active Talent Identification
Autonomous Franchises	Managed by Business Professionals	Entrepreneurial Commitment
Proven Results	Structured to Align Interests	Focus on Long-Term Global Demand

Since its founding, Artisan has built its business based upon a consistent philosophy and business model.

ARTISAN PARTNERS ASSET MANAGEMENT 2

2015 YEAR-IN-REVIEW — Long-Term Investment Results

Process Consistency	Wealth Compounding	Index Outperformance	Peer Outperformance

			Value-Added Gross Returns (bps)					Overall Fund
Global Equity Team	Inception	AUM ($ mm)	1 Yr	3 Yr	5 Yr	10 Yr	Inception	Morningstar Rating™ [2]
Non-U.S. Growth[1]	1/1/96	30,187	(201)	268	453	334	618	★★★★
Non-U.S. Small-Cap Growth	1/1/02	1,323	304	(50)	293	484	448	★★★
Global Equity	4/1/10	786	454	422	557	-	554	★★★★★
Global Small-Cap Growth	7/1/13	138	876	-	-	-	(88)	Not Yet Rated
U.S. Value Team								
U.S. Mid-Cap Value	4/1/99	7,959	(633)	(538)	(209)	32	404	★★★
U.S. Small-Cap Value	6/1/97	854	(682)	(934)	(672)	(146)	315	★★
Value Equity	7/1/05	1,556	(922)	(781)	(392)	(144)	(119)	★★
Growth Team								
U.S. Mid-Cap Growth	4/1/97	15,103	588	126	160	312	560	★★★★
U.S. Small-Cap Growth	4/1/95	2,270	602	220	458	138	115	★★★★
Global Opportunities	2/1/07	7,556	1,148	492	602	-	641	★★★★★
Global Value Team								
Non-U.S. Value	7/1/02	16,257	17	494	549	622	673	★★★★★
Global Value	7/1/07	13,925	53	401	557	-	550	★★★★★
Emerging Markets Team								
Emerging Markets	7/1/06	571	396	120	(146)	-	(23)	★★
Credit Team								
High Income	4/1/14	989	666	-	-	-	553	Not Yet Rated
Developing World Team								
Developing World	7/1/15	374	-	-	-	-	560	Not Yet Rated

Data as of and through December 31, 2015. Value added measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods of one year or less are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance. [1]Artisan Non-U.S. Growth strategy is compared against the MSCI EAFE Index in the above table. Compared to the MSCI ACW ex-U.S. Index, the Artisan Non-U.S. Growth strategy value-added for the same time periods is: 1 Yr: 284, 3 Yr: 620, 5 Yr: 707, 10 Yr: 345, Inception: 591. [2] Morningstar ratings are for the series of Artisan Funds managed in the indicated Artisan Partners strategy.

ARTISAN PARTNERS ASSET MANAGEMENT
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2015 YEAR-IN-REVIEW — Active Management

Asset Allocations


"Traditional"
Active
Investor Mandates
Emerging
Historical
Passive
Active
Alternative

The diagram is not intended to, and does not, represent any particular data set. It is a simplified representation of Artisan management's view of historical and emerging distributions of asset allocations.

ARTISAN PARTNERS ASSET MANAGEMENT
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2015 YEAR-IN-REVIEW — Artisan Global Strategies

Global Value


20%
15%
10%
5%
0%
-5%
-10%
-15%
Returns
1 Year
3 Years
5 Years

Universe: eVestment Global Value Equity
- ▲ Artisan Global Value
- ◆ MSCI ACWI

Global Opportunities


20%
15%
10%
5%
0%
-5%
-10%
-15%
Returns
1 Year
3 Years
5 Years

Universe: eVestment Global Growth Equity
- ▲ Artisan Global Opportunities
- ◆ MSCI ACWI

Global Equity


20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
Returns
1 Year
3 Years
5 Years

Universe: eVestment All Global Equity
- ▲ Artisan Global Equity
- ◆ MSCI ACWI

Strategy	Inception	AUM ($mm)	1 Yr	3Yr	5 Yr	Inception	Overall Morningstar Rating™
Global Value	7/1/07	$13,925	(1.83)	11.70	11.66	7.64	★★★★★
MSCI All Country World Index			(2.36)	7.69	6.08	2.14	
Global Opportunities	2/1/07	$7,556	9.12	12.61	12.11	9.42	★★★★★
MSCI All Country World Index			(2.36)	7.69	6.08	3.01	
Global Equity	4/1/10	$786	2.18	11.91	11.65	12.44	★★★★★
MSCI All Country World Index			(2.36)	7.69	6.08	6.90	

Source: Artisan Partners/eVestment. As of December 31, 2015. Returns shown are average annual total returns. For the Artisan Partners strategies, the returns represent gross of fees performance of the Artisan composite. Quartile performance charts exclude the upper and lower 5% of universe observations. The lines represent the 5th, 25th, 50th, 75th and 95th percentiles, respectively. eVestment is a manager-reported database of institutional investment managers and does not independently verify the data. Number of observations in each eVestment category and time period: eVestment Global Value Equity 1 Yr-240, 3 Yr-227, 5 Yr-194; eVestment Global Growth Equity 1 Yr-185, 3 Yr-171, 5 Yr-150; eVestment All Global Equity 1 Yr-1,181, 3 Yr-1,086, 5 Yr-923. Morningstar ratings are for the series of Artisan Funds managed in the indicated Artisan Partners strategy. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 5

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 6 Inception ■ Artisan Developing World Composite: Gross (Inception: 7/1/2015) -11.75 ■ MSCI Emerging Markets Index -17.35 (%) as of December 31, 2015 -20.0% -15.0% -10.0% -5.0% 0.0% 2015 YEAR-IN-REVIEW — Artisan High Income & Developing World Strategies Source Artisan Partners/BofA Merrill Lynch/MSCI. Returns represents gross of fees performance for the Artisan Composites. Periods of one year or less are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance. Artisan Developing World Strategy Total Returns 1 Yr Inception ■ Artisan High Income Composite: Gross (Inception: 4/1/2014) 2.02 2.59 ■ BofA Merrill Lynch High Yield Master II Index -4.64 -2.94 (%) as of December 31, 2015 -6.0% -3.0% 0.0% 3.0% 6.0% Artisan High Income Strategy Average Annual Total Returns

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 7 Institutional 65% Intermediary 30% Retail 5% AUM by VehicleAUM by Client Domicile AUM by Distribution Channel1AUM by Investment Team U.S. 86% Non-U.S. 14% Artisan Funds 52% Separate Accounts 46% UCITS 2% Global Equity 33% Global Value 30% U.S. Value 10% Growth 25% Emerging Markets 1% Credit 1% Developing World <1% 2015 YEAR-IN-REVIEW — Balanced Distribution As of December 31, 2015. 1The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment. Collective investment trusts ("CITs") are Artisan-branded bank collective trusts sub-advised by Artisan Partners.

TRANSPARENT PREDICTABLE FINANCIAL MODEL — Consistent Philosophy & Approach

Focused on Long-Term Approach to Growth	Invest in the business with a focus on sustainable long-term growth
Disciplined Maintenance of Fees	Commitment to maintain fee levels supported by value-added strategies
High Variable Costs and Stable Margins	Variable cost structure enhances stability through market volatility
Strong Cash Flow and Conservative Balance Sheet	Modest leverage and strong cash generation provide financial stability
Aligned Interests	Employee incentives aligned with growing and preserving shareholder value

ARTISAN PARTNERS ASSET MANAGEMENT 8

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 9 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) Net Client Cash Flows $107.9 $108.7 $109.2 $97.0 $99.8 $106.9 $108.4 $111.4 $104.7 $101.4 4Q14 1Q15 2Q15 3Q15 4Q15 Assets Under Management Assets Under Management Average Assets Under Management $(0.5) $(2.2) $(0.3) $(1.3) $(2.0) 4Q14 1Q15 2Q15 3Q15 4Q15 Quarter $0.8 $(5.8) 2014 2015 Year

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 10 FINANCIAL RESULTS — Financial Highlights Average AUM (in billions) Revenues (in millions) Quarter Year $106.9 $104.7 $101.4 4Q14 3Q15 4Q15 -3% -5% $107.9 $106.5 2014 2015 -1% $206.0 $198.4 $192.0 4Q14 3Q15 4Q15 -3% -7% $828.7 $805.5 2014 2015 -3% Effective Fee Rate (bps) 76 75 75 77 76

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 11 FINANCIAL RESULTS — Financial Highlights Total Operating Expenses (net of Pre-Offering Related Compensation) 1 (in millions) Compensation & Benefits Expense (net of Pre-Offering Related Compensation) 1 (in millions) Quarter Year $115.6 $117.3 $115.8 4Q14 3Q15 4Q15 -1% 0% $457.1 $481.0 2014 2015 5% $88.4 $91.2 $88.9 4Q14 3Q15 4Q15 -3% 1% $350.3 $372.2 2014 2015 6% 1 Pre-Offering Related compensation for the quarters ended December 31, 2014, September 30, 2015, and December 31, 2015 was $12.5 million, $10.5 million, and $10.5 million, respectively, and for the years ended December 31, 2014 and December 31, 2015 was $64.7 million and $42.1 million, respectively.

FINANCIAL RESULTS — Compensation & Benefits (in millions)

	For the Three Months Ended						For the Twelve Months Ended			
	December 2015	% of Rev.	September 2015	% of Rev.	December 2014	% of Rev.	December 2015	% of Rev.	December 2014	% of Rev.
Salary	$ 12.1	6.3%	$ 11.8	5.9%	$ 11.1	5.4%	$ 46.9	5.8%	$ 43.6	5.3%
Incentive Compensation	63.3	33.0%	64.2	32.4%	65.4	31.7%	266.8	33.1%	262.9	31.7%
Benefits & Payroll Taxes	4.3	2.2%	5.5	2.8%	4.2	2.0%	22.0	2.7%	20.7	2.5%
Equity Based Compensation Expense	9.2	4.8%	9.7	4.9%	7.7	3.7%	36.5	4.5%	23.1	2.8%
Subtotal Compensation and Benefits	**88.9**	**46.3%**	**91.2**	**46.0%**	**88.4**	**42.9%**	**372.2**	**46.2%**	**350.3**	**42.3%**
Pre-IPO Related Compensation	10.5	5.5%	10.5	5.3%	12.5	6.1%	42.1	5.2%	64.7	7.8%
Total Compensation and Benefits	**$ 99.4**	**51.8%**	**$ 101.7**	**51.3%**	**$ 100.9**	**49.0%**	**$ 414.3**	**51.4%**	**$ 415.0**	**50.1%**

- Incentive compensation is primarily variable compensation paid to investment and distribution teams based on revenue-share percentages and discretionary cash incentives paid to other employees. Incentive compensation decreased in the December 2015 quarter as compared to the September 2015 quarter primarily due to lower revenues. On a year over year basis, incentive compensation increased primarily due to the on-boarding of our new Developing World investment team.
- The equity based compensation expense of $9.2 million in the December 2015 quarter is the quarterly amortization of the equity grants we have made since our March 2013 IPO. The decrease from the September 2015 quarter is due to an annual adjustment made in the September 2015 quarter reflecting that fewer grants have been forfeited than we originally estimated. On a year over year basis, equity based compensation increased due to the equity grant made in January 2015.

ARTISAN PARTNERS ASSET MANAGEMENT 12

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 13 FINANCIAL RESULTS — Financial Highlights Adjusted Operating Margin1 Adjusted Net Income (in millions) & Adjusted Net Income per Share1 4Q14 3Q15 4Q15 1 Operating Margin (GAAP) for the quarters ended December 31, 2014, September 30, 2015, and December 31, 2015 was 37.8%, 35.6%, and 34.2%, respectively, and for the years ended December 31, 2014 and December 31, 2015 was 37.0% and 35.1%, respectively. Net Income attributable to APAM for the quarters ended December 31, 2014, September 30, 2015, and December 31, 2015 was $21.3M, $18.4M, and $20.1M, respectively, and for the years ended December 31, 2014 and December 31, 2015 was $69.6M and $81.8M, respectively. Net Income (Loss) per basic and diluted share for the quarters ended December 31, 2014, September 30, 2015, and December 31, 2015 was $0.58, $0.44, and $0.47, respectively, and for the years ended December 31, 2014 and December 31, 2015 was $(0.37) and $1.86, respectively. See page 18 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures. Quarter Year 2014 2015 Adjusted Net income Adjusted Net Income per Adjusted Share 43.9% 40.9% 39.7% 4Q14 3Q15 4Q15 44.9% 40.3% 2014 2015 $55.5 $0.76 $49.2 $0.67 $46.2 $0.63 $228.9 $3.17 $197.3 $2.69

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14 FINANCIAL RESULTS — Dividends Note: Time periods noted above represent the period in which the dividends were paid. $0.43 $0.55 $0.60 $0.60 2013 2014 2015 1Q16 Quarterly Dividend Rate $1.63 $0.95 $0.40 1Q14 2015 2016 Special Annual Dividends $3.20 $2.80 $3.17 $2.69 2Q14-1Q15 2014 2Q15-1Q16 2015 Payout Ratio Total Dividends per Share Adjusted Net Income per Share 1Net Income (Loss) per basic and diluted share for the years ended December 31, 2014 and December 31, 2015 was $(0.37) and $1.86, respectively. See page 18 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures. 1

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 15 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $182.3 $166.2 4Q14 4Q15 Cash (in millions) $200.0 $200.0 4Q14 4Q15 Borrowings (in millions) 0.5x 0.5x 4Q14 4Q15 Leverage Ratio1 $107.5 $116.6 4Q14 4Q15 Equity (in millions)

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 16 5-YEAR PERSPECTIVE — Financial Metrics NOTE: % changes represent the compound annual growth rate over the periods indicated. $57,459 $74,334 $99,848 2010 2012 2015 AUM (in billions) 12% 10% $48,724 $66,174 $106,484 2010 2012 2015 Avg AUM (in billions) 17% 17% $382 $506 $806 2010 2012 2015 Revenues (in millions) 16% 17% $162 $203 $325 2010 2012 2015 Adjusted Operating Income1 (in millions) 15% 17% 42.3% 40.1% 40.3% 2010 2012 2015 Adjusted Operating Margin1 -220 bps +20 bps 1 Operating Income (GAAP) for the for the years ended December 31, 2010, December 31, 2012, and December 31, 2015 was $65.2M, $47.1M, and $282.4M, respectively. Operating Margin (GAAP) for the for the years ended December 31, 2010, December 31, 2012, and December 31, 2015 was 17.1%, 9.3% and 35.1%, respectively. See page 18 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures.

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP ("ADJUSTED") MEASURES (in millions)

	Three Months Ended			Twelve Months Ended			
	December 31 2015	September 30 2015	December 31 2014	December 31 2015	December 31 2014	December 31 2012	December 31 2010
Net income attributable to Artisan Partners Asset Management Inc. (GAAP)	20.1	18.4	21.3	81.8	69.6	-	-
Add back: Net income (loss) attributable to noncontrolling interests - APH	29.1	31.8	40.2	130.3	173.1	33.8	42.5
Add back: Provision for income taxes	13.6	11.6	13.6	46.8	48.8	1.0	1.3
Add back: Pre-offering related compensation - share-based awards	10.5	10.5	12.5	42.1	64.7	101.7	79.1
Add back: Pre-offering related compensation - other	-	-	-	-	-	54.1	17.6
Add back: Offering related proxy expense	-	-	-	-	0.1	-	-
Add back: Net (gain) loss on the tax receivable agreements	-	5.8	-	12.2	4.2	-	-
Adjusted income (loss) before income taxes	73.3	78.1	87.6	313.2	360.3	190.6	140.5
Less: Adjusted provision for income taxes	27.1	28.9	32.1	115.9	131.6	68.2	50.3
Adjusted net income (loss) (Non-GAAP)	46.2	49.2	55.5	197.3	228.9	122.4	90.2
Average shares outstanding (in millions)							
Class A common shares	36.7	36.4	31.5	35.4	27.5	-	-
Assumed vesting, conversion or exchange of:							
Unvested restricted share-based awards	2.8	3.0	2.7	3.1	2.1	-	-
Convertible preferred shares outstanding	-	-	-	-	0.4	-	-
Artisan Partners Holdings LP units outstanding (non-controlling interest)	34.0	34.1	38.7	35.0	42.2	-	-
Adjusted shares	73.5	73.5	72.9	73.5	72.2	N/A	N/A
Adjusted net income per adjusted share (Non-GAAP)	$ 0.63	$ 0.67	$ 0.76	$ 2.69	$ 3.17	N/A	N/A
Operating income (loss) (GAAP)	65.7	70.6	77.9	282.4	306.9	47.1	65.2
Add back: Pre-offering related compensation - share-based awards	10.5	10.5	12.5	42.1	64.7	155.8	96.7
Add back: Offering related proxy expense	-	-	-	-	0.1	-	-
Adjusted operating income (loss) (Non-GAAP)	76.2	81.1	90.4	324.5	371.6	202.9	161.9
Adjusted operating margin (Non-GAAP)	39.7%	40.9%	43.9%	40.3%	44.9%	40.1%	42.3%

ARTISAN PARTNERS ASSET MANAGEMENT

18

LONG-TERM INVESTMENT RESULTS

As of December 31, 2015	1 Yr	3 Yr	5 Yr	7 Yr	10 Yr	Inception	Average Annual Value-Added Since Inception (bp)
	Average Annual Total Returns (Gross)						
Global Equity Team							
Artisan Non-U.S. Growth (Inception: 1-Jan-96)	-2.83%	7.70%	8.13%	12.17%	6.37%	10.60%	618
MSCI EAFE Index	-0.81%	5.01%	3.60%	7.83%	3.03%	4.42%	
Artisan Non-U.S. Small-Cap Growth (Inception: 1-Jan-02)	12.63%	9.94%	9.24%	16.41%	9.39%	14.54%	448
MSCI EAFE Small Cap Index	9.59%	10.44%	6.32%	13.54%	4.55%	10.06%	
Artisan Global Equity (Inception 1-Apr-10)	2.18%	11.91%	11.65%	---	---	12.44%	554
MSCI All Country World Index	-2.36%	7.69%	6.08%	---	---	6.90%	
Artisan Global Small-Cap Growth (Inception 1-Jul-13)	7.72%	---	---	---	---	6.37%	-88
MSCI All Country World Small Cap Index	-1.04%	---	---	---	---	7.25%	
U.S. Value Team							
Artisan U.S. Mid-Cap Value (Inception: 1-Apr-99)	-8.77%	8.80%	9.34%	14.34%	8.32%	12.92%	404
Russell Midcap® Index	-2.44%	14.18%	11.43%	17.15%	7.99%	8.88%	
Artisan U.S. Small-Cap Value (Inception: 1-Jun-97)	-11.24%	2.32%	2.47%	9.67%	5.34%	10.60%	315
Russell 2000® Index	-4.41%	11.65%	9.18%	14.00%	6.80%	7.45%	
Artisan Value Equity (Inception: 1-Jul-05)	-8.30%	7.20%	8.52%	12.87%	5.96%	6.45%	-119
Russell 1000® Index	0.92%	15.01%	12.44%	15.12%	7.40%	7.64%	
Growth Team							
Artisan U.S. Mid-Cap Growth (Inception: 1-Apr-97)	3.44%	15.44%	13.03%	20.69%	11.11%	15.55%	560
Russell Midcap® Index	-2.44%	14.18%	11.43%	17.15%	7.99%	9.96%	
Artisan U.S. Small-Cap Growth (Inception: 1-Apr-95)	1.61%	13.85%	13.76%	19.09%	8.18%	9.94%	115
Russell 2000® Index	-4.41%	11.65%	9.18%	14.00%	6.80%	8.79%	
Artisan Global Opportunities (Inception: 1-Feb-07)	9.12%	12.61%	12.11%	19.36%	---	9.42%	641
MSCI All Country World Index	-2.36%	7.69%	6.08%	10.70%	---	3.01%	
Global Value Team							
Artisan Non-U.S. Value (Inception: 1-Jul-02)	-0.64%	9.96%	9.09%	14.06%	9.25%	12.67%	673
MSCI EAFE Index	-0.81%	5.01%	3.60%	7.83%	3.03%	5.93%	
Artisan Global Value (Inception: 1-Jul-07)	-1.83%	11.70%	11.66%	15.56%	---	7.64%	550
MSCI All Country World Index	-2.36%	7.69%	6.08%	10.70%	---	2.14%	
Emerging Markets Team							
Artisan Emerging Markets (Inception: 1-Jul-06)	-10.95%	-5.56%	-6.26%	7.12%	---	2.82%	-23
MSCI Emerging Markets Index	-14.92%	-6.76%	-4.80%	7.49%	---	3.05%	
Credit Team							
Artisan High Income (Inception: 1-Apr-14)	2.02%	---	---	---	---	2.59%	553
BofA Merrill Lynch High Yield Master II Index	-4.64%	---	---	---	---	-2.94%	
Developing World Team							
Artisan Developing World (Inception: 1-Jul-15)	---	---	---	---	---	-11.75%	560
MSCI Emerging Markets Index	---	---	---	---	---	-17.35%	

Source: Artisan Partners/MSCI/Russell/BofA Merrill Lynch. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods of one year or less are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 19

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 20 Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross of fees composite performance had outperformed the benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of December 31, 2015. Lipper rankings are based on total return, are historical, and do not represent future results. Lipper Ranking does not include Funds with less than a 1-yr track record. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10- year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance. % of AUM in Outperforming Strategies % of AUM by Overall Lipper Ranking % of AUM by Overall Morningstar RatingTM 74% 76% 96% 100% 96%91% 91% 79% 100% 98% 58% 82% 82% 100% 97% 59% 88% 89% 97% 98% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year Inception 2012 2013 2014 2015 93% 1% 6% 1st Quartile 2nd Quartile 3rd/4th Quartile 86% 9%3% 2% 5 or 4 Star Rating 3 Star Rating 2 or 1 Star Rating Not Yet Rated LONG-TERM INVESTMENT RESULTS

GLOBAL DISTRIBUTION (in billions)



Non-U.S. Client AUM
13%
13%
13%
14%
14%
$13.9
$13.8
$14.2
$13.1
$14.2
4Q14
1Q15
2Q15
3Q15
4Q15
Non-U.S. Client AUM as a % of Firmwide AUM
Non-U.S. Client AUM



U.S. vs. Non-U.S. Client Net Flows
Quarter
$0.6
(1.1)
(2.0)
(0.2)
(0.5)
$0.2
(1.4)
$0.1
(2.4)
$0.4
4Q14
1Q15
2Q15
3Q15
4Q15
U.S.
Non-U.S.
Year
(0.7)
$1.5
(6.3)
$0.5
2014
2015
U.S.
Non-U.S.

ARTISAN PARTNERS ASSET MANAGEMENT 21

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 22 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on February 25, 2015. The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 9% of our assets under management at December 31, 2015, are maintained in separate composites, which are not presented in these materials). Composite data for the following strategies is represented by a single account: Artisan Developing World and Artisan High Income. Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. Composite returns are presented gross of investment advisory fees applied to client accounts. Fees, if reflected, would reduce the results presented for an investor in an account managed within a Composite. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the broad-based market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy / Non-U.S. Value Strategy—MSCI EAFE Index; Global Equity Strategy / Global Opportunities Strategy / Global Value Strategy—MSCI ACWI Index; Global Small-Cap Growth Strategy—MSCI ACWI Small Cap Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE Small Cap Index; U.S. Mid-Cap Growth Strategy / U.S. Mid-Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Growth Strategy / U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; Developing World Strategy / Emerging Markets Strategy—MSCI Emerging Markets Index; High Income Strategy—BofA Merrill Lynch High Yield Master II Index. Unlike the BofA Merrill Lynch High Yield Master ll Index, the Artisan High Income Strategy may hold loans and other security types. At times, this causes material differences in relative performance. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2016 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in this presentation, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly. eVestment Alliance (eVestment) is a global provider of institutional investment data intelligence and analytic solutions. eVestment is a manager-reported database and does not independently verify the data. eVestment categories contain investment products that invest in equity stocks within a particular style category.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 23 NOTES & DISCLOSURES Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE Index, the MSCI EAFE Growth Index, the MSCI EAFE Small Cap Index, the MSCI EAFE Value Index, the MSCI ACWI Index, the MSCI ACWI Small Cap Index and the MSCI Emerging Markets Index are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. The BofA Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade $US- denominated corporate bonds publicly issued in the US domestic market. An investment cannot be made directly in an index. Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived there from, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Artisan Partners, or any of its products or services. Presentation None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2016 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.